SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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COLOR KINETICS INCORPORATED
(Name of Registrant as Specified in Its Charter)

Not Applicable
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COLOR KINETICS INCORPORATED
10 Milk Street, Suite 1100
Boston, Massachusetts 02108

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

We invite you to attend our 2006 Annual Meeting of Stockholders, which is being held as follows:

Date:	Wednesday, May 24, 2006
Time:	10:00 a.m., local time
Location:	Foley Hoag LLP Thirteenth Floor Seaport World Trade Center West 155 Seaport Boulevard Boston, Massachusetts 02210

At the meeting, we will ask our stockholders to:

•	elect three directors, each for a three-year term;

•	approve an increase in the number of shares of common stock issuable under our 2004 Stock Incentive Plan; and

•	consider any other business properly presented at the meeting or any adjournment or postponement thereof.

You may vote on these matters in person or by proxy. Whether or not you plan to attend the meeting, we ask that you promptly complete and return the enclosed proxy card in the enclosed addressed, postage-paid envelope, so that your shares will be represented and voted at the meeting in accordance with your wishes. If you attend the meeting, you may withdraw your proxy and vote your shares in person. Only stockholders of record at the close of business on March 28, 2006 may vote at the meeting.

By order of the Board of Directors,

William J. Sims
President and Chief Executive Officer

April 19, 2006

PROXY STATEMENT
FOR THE
COLOR KINETICS INCORPORATED
2006 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE MEETING

The Meeting

The 2006 Annual Meeting of Stockholders of Color Kinetics Incorporated will be held at 10:00 a.m., local time, on Wednesday, May 24, 2006 at the offices of Foley Hoag LLP, Thirteenth Floor, Seaport World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210. At the meeting, stockholders of record on the record date for the meeting who are present or represented by proxy will have the opportunity to vote on the following proposals:

•	Proposal One: To elect three Class II directors, each for a three-year term; and

•	Proposal Two: To approve an amendment to our 2004 Stock Incentive Plan to increase the maximum number of shares of common stock currently authorized for issuance under the plan from 1,650,000 to 2,650,000 shares, and after application of the evergreen provision in the plan, to increase the maximum cumulative number of shares issuable under the plan from 2,250,000 to 3,250,000 shares.

This Proxy Solicitation

We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the meeting (including any adjournment or postponement of the meeting).

•	This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote.

•	The proxy card is the means by which you actually authorize another person to vote your shares at the meeting in accordance with your instructions.

We will pay the cost of soliciting these proxies. Our directors, officers and employees may solicit proxies in person, by telephone or by other means. We will reimburse brokers and other nominee holders of shares for expenses they incur in forwarding proxy materials to the beneficial owners of those shares. At present, we do not plan to retain the services of a proxy solicitation firm to assist us in this solicitation.

We are mailing this proxy statement and the enclosed proxy card to stockholders for the first time on or about April 19, 2006. In this mailing, we are including a copy of our 2005 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2005 (excluding exhibits), as filed with the Securities and Exchange Commission.

Who May Vote

Our board of directors has fixed the close of business on March 28, 2006 as the record date for the annual meeting. Holders of record of our common stock at the close of business on March 28, 2006 are entitled to one vote per share of common stock on each proposal properly brought before the annual meeting.

A list of stockholders entitled to vote will be available at the annual meeting. In addition, you may contact our Investor Relations Specialist, Justine Alonzo, at our offices located at 10 Milk Street, Suite 1100, Boston, Massachusetts 02108, to make arrangements to review a copy of the stockholder list at those offices, between the hours of 9:00 a.m. and 5:30 p.m., local time, on any business day up to the time of the annual meeting.

How to Vote

You are entitled to one vote at the meeting for each share of common stock registered in your name at the close of business on March 28, 2006, the record date for the meeting. You may vote your shares at the meeting in person or by proxy.

•	To vote in person, you must attend the meeting, and then complete and submit the ballot provided at the meeting.

•	To vote by proxy, you must complete and return the enclosed proxy card. Your proxy card will be valid only if you sign, date and return it before the meeting. By completing and returning the proxy card, you will direct the persons named on the proxy card to vote your shares at the meeting in the manner you specify. If you complete all of the proxy card except the voting instructions, then the designated persons will vote your shares FOR the election of the nominated directors and FOR the increase in the number of shares issuable under our 2004 Stock Incentive Plan. If any other business properly comes before the meeting, then the designated persons will have the discretion to vote in any manner.

If you vote by proxy, you may revoke your proxy at any time before it is exercised by taking one of the following actions:

•	sending written notice to our Secretary at our address set forth on the notice of meeting appearing on the cover of this proxy statement;

•	voting again by proxy on a later date; or

•	attending the meeting, notifying our Secretary that you are present, and then voting in person.

Shares Held by Brokers or Nominees

If a broker or nominee holds shares of our common stock for you in its name as record holder, then this proxy statement may have been forwarded to you with a voting instruction card, which allows you to instruct the broker or nominee how to vote your shares on the proposals described herein. To vote by proxy, you should follow the directions provided with the voting instruction card. If your shares are held by a broker and you do not provide timely voting instructions, the broker may have discretionary authority to vote your shares on matters which are considered routine. For non-routine matters, if you do not provide instructions, the broker will not vote your shares, which results in a “broker non-vote.” To vote your shares in person, you must obtain a properly executed legal proxy from the record holder of the shares which identifies you as a Color Kinetics stockholder and authorizes you to act on behalf of the record holder with respect to a specified number of shares.

Quorum Required to Transact Business

At the close of business on March 28, 2006 18,432,055 shares of common stock were outstanding. Our by-laws require that a majority of our common stock be represented, in person or by proxy, at the meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes as present in determining whether a quorum exists.

Multiple Stockholders Sharing the Same Address

If you and other residents at your mailing address own shares of common stock through a broker or other nominee, you may have elected to receive only one copy of this proxy statement and our 2005 Annual Report. If you and other residents at your mailing address own shares of common stock in your own names, you may have received only one copy of this proxy statement and our 2005 Annual Report unless you provided our transfer agent with contrary instructions.

This practice, known as “householding,” is designed to reduce our printing and postage costs. You may promptly obtain an additional copy of this proxy statement, enclosed proxy card and our 2005 Annual Report by sending a written request to Color Kinetics Incorporated Investor Relations, 10 Milk Street, Suite 1100, Boston, Massachusetts 02108 or by calling our Investor Relations department at 617-701-2272. If you hold your shares through a broker or other nominee and wish to discontinue householding or change your householding election, you may do so by calling 1-800-542-1061 or writing to ADP, 51 Mercedes Way, Edgewood, NY 11717. If you hold shares in your own name and wish to discontinue householding or change your householding election, you may do so by calling 1-800-937-5449 or writing to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

PROPOSAL 1:

ELECTION OF THREE DIRECTORS

The first proposal on the agenda for the meeting is the election of three people to serve as Class II directors, each for a three-year term that will begin at the meeting and end at our 2009 annual meeting of stockholders. Our Board of Directors currently has nine members and is divided into three classes, each of which has three members. Members of each class of directors serve for three-year terms. We stagger these terms so that the term of one class expires each year.

Nominees for Election

Our Board of Directors has nominated Elisabeth Allison, John Abele and William Sims for re-election as Class II directors. Brief biographies of Elisabeth Allison, John Abele and William Sims, as of March 28, 2006, follow. You will find information about each nominee’s holdings of common stock on page 21.

Elisabeth Allison Class II Director Nominee	Ms. Allison has served as a member of our Board of Directors since 2002 and has been our Lead Director since November 2005. Since 1995, Ms. Allison has been a senior partner in ANZI Ltd. and has also served as the chief business advisor and negotiator for the Harvard Medical School in its publishing and media ventures. Ms. Allison has served on the boards of three mutual funds of the Capital Research and Management Corporation since 1991. She has served as a director of Clear Path, LLC since 2005. Ms. Allison received an A.B. from Harvard College and a Ph.D. in Business Economics from the Harvard Business School and the Harvard Economics Department. Ms. Allison is 60.

John Abele Class II Director Nominee	Mr. Abele has served as a member of our Board of Directors since April 2005. Mr. Abele is the Founding Chairman of Boston Scientific Corporation, a worldwide developer of medical devices. Mr. Abele is also the owner of the Kingbridge Centre and Institute, a 120-room conference center in Ontario that provides special services and research to businesses, academia, and government. Mr. Abele is the Chairman of the Board of FIRST (For Inspiration and Recognition of Science and Technology) Foundation and is also a member of numerous not-for-profit boards. Mr. Abele received a B.A degree from Amherst College. Mr. Abele is 69.

William J. Sims Class II Director Nominee	Mr. Sims has served as our President and Chief Executive Officer since July 2005, and has served as a member of our Board of Directors since September 2001. He served as our President and Chief Operating Officer from September 2001 until July 2005. From 2000 to 2001, Mr. Sims served as President and Chief Executive Officer of e-SIM Inc.’s Live Manuals division. Mr. Sims earned a B.A. in biological sciences from California State University, Fullerton. Mr. Sims is 46.

If for any reason Ms. Allison, Mr. Abele or Mr. Sims becomes unavailable for election, the persons designated in the proxy card may vote the shares represented by proxy for the election of a substitute nominated by the Board of Directors. Ms. Allison, Mr. Abele or Mr. Sims have each consented to serve as a director if elected, and we currently have no reason to believe that any of them will be unable to serve.

The three people receiving the greatest number of votes cast will be elected as Class II directors. We will not count votes withheld or broker non-votes when we tabulate votes cast for the election of a director.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MS. ALLISON, MR. ABELE AND MR. SIMS AS CLASS II DIRECTORS.

PROPOSAL 2:

AMENDMENT OF 2004 STOCK INCENTIVE PLAN

On February 8, 2006, the Board of Directors approved an amendment to our 2004 Stock Incentive Plan (the “2004 Plan”) to increase the number of shares currently available for issuance under the plan from 1,650,000 to 2,650,000 shares, which amendment is subject to shareholder approval at the 2006 Annual Meeting. The effect of this amendment will be to increase the maximum number of shares issuable under the 2004 Plan from 2,250,000 to 3,250,000 shares. The Board of Directors is submitting this amendment to the 2004 Plan to our stockholders for approval. If our stockholders do not approve this amendment, the total number of shares that may be issued under the 2004 Plan will remain at 1,650,000 until June 25, 2006, when pursuant to the 2004 Plan the number of shares available for issuance will be automatically increased to 1,800,000 and will thereafter automatically increase by an additional 150,000 shares annually, up to a maximum of 2,250,000 shares.

The purpose of the 2004 Plan is to further align the interests of our current and future directors, executive officers and other employees with the interests of our stockholders by giving them an opportunity to acquire an ownership interest (or increase an existing ownership interest) in Color Kinetics through the acquisition of shares of common stock. The Board of Directors believes that the availability of an adequate reserve of shares for issuance under the 2004 Plan assists us in attracting and retaining key employees by enabling us to offer competitive compensation packages. Stock options currently constitute a significant portion of the overall compensation of our key employees and our non-employee directors.

In order to pass, this proposal must receive a majority of the votes cast with respect to this matter. We will count abstentions but not broker non-votes when we tabulate votes cast, and, as a result, an abstention with respect to this proposal will have the same effect as a vote against the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO APPROVE THE AMENDMENT OF THE 2004 PLAN.

Description of the 2004 Plan

In April 2004, our Board of Directors adopted and our stockholders approved our 2004 Plan effective on June 25, 2004, the closing of our initial public offering of common stock. As amended by our stockholders at our 2005 Annual Meeting, the 2004 Plan authorizes the issuance of awards for up to 1,500,000 shares of our common stock and authorizes an additional 150,000 shares of our common stock, or such lesser number of shares as is determined by our Board of Directors, on each of the first five anniversaries of the date of adoption of the 2004 Plan, such that the maximum number of shares issuable under the 2004 Plan is 2,250,000. Pursuant to the terms of the 2004 Plan, on June 25, 2005, the first anniversary of the adoption of the 2004 Plan, the number of shares authorized for issuance under the 2004 Plan automatically increased by 150,000 shares to 1,650,000 shares. The number of shares issuable under the 2004 Plan is subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like.

As of March 28, 2006:

•	227,965 shares remained available for issuance under the 2004 Plan;

•	74,567 shares were reserved for issuance pursuant to our 2005 Directors’ Deferred Compensation Plan;

•	433 shares were issued pursuant to our 2005 Directors’ Deferred Compensation Plan;

•	1,336,113 shares were reserved for issuance upon exercise of outstanding stock options;

•	No restricted stock awards had been granted;

•	5,635 shares had been granted subject to unrestricted stock awards; and

•	5,287 shares of common stock had already been issued upon exercise of options.

If the proposed amendment to the 2004 Plan is approved, the number of shares of our common stock currently available for issuance under the 2004 Plan will be increased immediately from 1,650,000 shares to 2,650,000 shares. On each of the next four anniversaries of the original June 25, 2004 date of adoption of the 2004 Plan, that number will automatically increase by 150,000, up to a maximum of 3,250,000 shares.

The 2004 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee selects the individuals to whom awards will be granted and determines the exercise price and other terms of each award, subject to the provisions of the 2004 Plan.

The 2004 Plan authorizes the grant of options to purchase common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, and nonstatutory stock options. The 2004 Plan also provides for awards of restricted stock, unrestricted stock, performance share awards and stock appreciation rights.

Our officers, directors, employees, consultants and advisors are eligible to receive awards under the 2004 Plan. No participant may receive awards for more than 500,000 shares of common stock in any calendar year.

Incentive options may be granted under the 2004 Plan to our employees and employees of our affiliates within the meaning of the Internal Revenue Code, including our officers and directors, as well as officers and directors of our affiliates, who are also employees. The exercise price of incentive options granted under the 2004 Plan must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive options granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must be at least equal to 110% of the fair market value of the common stock on the date of grant. This type of optionee must exercise his or her option within five years from the date of grant.

Under the terms of the 2004 Plan, we may grant nonstatutory options to our officers and other employees, our directors, and other individuals providing services to us at an exercise price of at least equal to the fair market value on the date of grant.

Under the terms of the 2004 Plan, non-employee directors also receive certain automatic option grants as described in “Compensation of Directors” on page 13. Our non-employee directors may elect to receive shares of our common stock issued under the 2004 Plan in lieu of their quarterly cash payments for service on the Board and committees, and may elect to defer cash compensation under the 2005 Directors’ Deferred Compensation Plan, as described in “Compensation of Directors” on page 13.

The 2004 Plan provides that, upon a change of control of Color Kinetics:

•	each holder of an outstanding option, restricted stock award, performance share award or stock appreciation right shall be entitled, upon exercise of such award, to receive, in lieu of shares of our common stock, shares of such stock or other securities, cash or property as the holders of shares of our common stock received in connection with the change of control;

•	the Compensation Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, all unexercised and unexpired options, restricted stock awards, performance share awards and stock appreciation rights; or

•	all outstanding options, restricted stock awards, performance share awards and stock appreciation rights may be cancelled by the Compensation Committee as of the effective date of the change of control, provided that notice of such cancellation shall be given to each holder of an award and that each holder of an award shall have the right to exercise such award to the extent that the same is then exercisable or, if the Compensation Committee shall have accelerated the time for exercise of all unexercised and unexpired options, restricted stock awards, performance share awards and stock appreciation rights, in full, during the 30-day period preceding the effective date of the change of control.

For these purposes, a “change of control” means the occurrence of any of the following:

•	any person becomes a beneficial owner of securities representing 50% of the combined voting power of Color Kinetics’ then outstanding securities;

•	our stockholders approve a merger or consolidation under circumstances in which the stockholders of Color Kinetics immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of the voting power of Color Kinetics or the surviving or resulting corporation, as the case may be; or

•	our stockholders approve a complete liquidation of Color Kinetics or an agreement to sell or otherwise dispose of all or substantially all of its assets.

On July 27, 2005, our Board of Directors amended the 2004 Plan to provide that:

•	the exercise price per share for stock covered by an incentive stock option or a non-qualified stock option must equal at least 100% of the fair market value of the stock on the date of grant; and

•	the compensation committee of our Board of Directors may only accelerate the exercisability of incentive stock options, non-qualified stock options, and restricted stock awards granted under the plan in the event of (1) a change of control of Color Kinetics, (2) undue hardship of the option or award holder, or (3) a severance arrangement with a departing option or award holder.

On October 25, 2005, our Board of Directors adopted a policy that all option grants to directors and executive officers made from and after October 25, 2005 will provide for full vesting upon a change of control of Color Kinetics, provided that in the case of employees, the holder is an employee of Color Kinetics at the time of the change of control. The Board of Directors made no change to the vesting schedules of options previously granted to directors and executive officers, which provide for twelve months’ acceleration of vesting upon a change of control of Color Kinetics, provided that in the case of employees, the holder is an employee of Color Kinetics at the time of the change of control.

We intend to file, as soon as practicable, a registration statement covering the additional 1,000,000 shares of common stock that will be issuable under the 2004 Plan if the increase is approved by our stockholders. Except in the case of shares issued to our affiliates, as defined in the Securities Act of 1933, the shares of common stock issued under the 2004 Plan will be freely tradable in the public market if they are issued while a registration statement is effective.

The foregoing discussion is only a summary of some of the provisions of our 2004 Plan and is qualified in its entirety by the specific language of the 2004 Plan, a full copy of which as amended is attached as Appendix A to this proxy statement.

New Plan Benefits

Because the grant of awards under the 2004 Plan will be made in the future at the discretion of the Compensation Committee, we are unable to determine the dollar value or number of shares or amounts that will be received by or allocated to any person, including any executive officer, director or employee of Color Kinetics as a result of the increase in the number of shares subject to issuance under the 2004 Plan. If the proposed amendment had been in effect during 2005, it would not have affected the number of awards received by or allocated to participants in 2005.

Future Amendments to the 2004 Plan

Our Board of Directors may, in its discretion, terminate or amend the 2004 Plan at any time, except that no such termination may affect options previously granted, nor may any amendment make a change in any award previously granted which would adversely affect the rights of an award holder under the 2004 Plan.

Federal Income Tax Information With Respect to the 2004 Plan

The following is a summary of the material United States federal income tax consequences of the 2004 Plan generally applicable to participants and to Color Kinetics. Individual participants should contact their own tax advisors with respect to the federal, state and local tax consequences applicable to them based upon their particular circumstances.

Incentive Stock Options

The grantee of an incentive stock option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is also no tax upon exercise of an incentive option. If the shares acquired upon exercise of an incentive option are not disposed of by the option holder within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such two-year and one-year periods, which is known as a “disqualifying disposition,” the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer’s regular tax liability in a later year; however, the alternative minimum tax credit cannot reduce the regular tax below the alternative minimum tax for that carryover year.

Non-Statutory Stock Options

The grantee of a non-statutory stock option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a non-statutory option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

Restricted Stock Awards

The grantee of a restricted stock award recognizes no income for federal income tax purposes on the grant thereof. Furthermore, a grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, he or she otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock acquired pursuant to the restricted stock award on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for the stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of the shares. The capital gain will be long-term capital gain if the grantee held the common stock acquired pursuant to the restricted stock award for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture, and short-term capital gain if the recipient held the common stock acquired pursuant to the restricted stock award for one year or less after the date on which the shares are no longer subject to a substantial risk of forfeiture.

Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Internal Revenue Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock, determined without regard to any restriction other than a restriction which by its terms will never lapse.

Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares. The proceeds of a disposition of common stock acquired pursuant to a restricted stock award will be taxable as capital gain to the extent that the proceeds exceed the grantee’s basis in such shares. This capital gain will be long-term capital gain if the disposition is more than one year after the date the common stock is received, and short-term capital gain if the disposition is one year or less after the date of receipt. In the event that the common stock acquired pursuant to a restricted stock award is forfeited after the grantee has made an election pursuant to Section 83(b), the grantee will not be entitled to a deduction. Grantees of restricted stock awards who wish to make an election pursuant to Section 83(b) of the Internal Revenue Code are advised to consult their own tax advisors.

Unrestricted Stock Awards

The grantee of an unrestricted stock award will recognize as ordinary income the difference between the fair market value of the common stock granted pursuant to an unrestricted stock award less the amount, if any, the grantee paid for such stock in the taxable year the grantee receives the common stock. The grantee’s basis in any common stock received pursuant to the grant of an unrestricted stock award will be equal to the fair market value of the common stock on the date of receipt of the common stock. Any gain realized by the grantee of an unrestricted stock award upon a subsequent disposition of such common stock will be treated as long-term capital gain if the recipient held the shares for more than one year, and short-term capital gain if the recipient held the shares for one year or less.

Performance Share Awards

The federal income tax laws applicable to Performance Share Awards are identical to those applicable to Restricted Stock Awards. See“Restricted Stock Awards.”

Stock Appreciation Rights

The grantee of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the difference between the fair market value of the common stock on the date of exercise and the exercise price of the stock appreciation right, multiplied by the number of shares of common stock subject to the stock appreciation right, is treated as compensation to the grantee and is taxable as ordinary income in the year of exercise. If the grantee of a stock appreciation right does not exercise the right, the excess of the fair market value of our common stock on the last day of the term of the stock appreciation right over the exercise price of the stock appreciation right, if any, multiplied by the number of shares of common stock subject to the stock appreciation right, is treated as compensation to the grantee and is taxable as ordinary income in the year the stock appreciation right lapses.

If upon the exercise of a stock appreciation right or upon the lapse of a stock appreciation right the grantee receives common stock, the grantee’s basis in those shares which will be used in computing any capital gain or loss upon disposition of such shares will be equal to the fair market value of those shares on the date of exercise or lapse. Any gain recognized by the recipient upon a subsequent disposition of such shares is treated as long-term capital gain if the recipient held such shares for more than one year, and short-term capital gain if the recipient held the shares for one year or less.

Taxation of Color Kinetics

Generally, subject to certain limitations, Color Kinetics may deduct on its corporate income tax return, in the year in which a 2004 Plan participant recognizes ordinary income upon the occurrence of any of the following events, an amount equal to the amount recognized by the grantee as ordinary income upon the occurrence of these events: (i) the exercise of a non-statutory stock option, (ii) a disqualifying disposition of an incentive option, (iii) a lapse of a substantial risk of forfeiture of a restricted stock award or performance share award, (iv) a grantee’s election to include in income the fair market value of common stock received in connection with a restricted stock award or a performance share award, (v) the grant of an unrestricted stock award, and (vi) the exercise or lapse of a stock appreciation right.

The 2004 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the 2004 Plan qualified under Section 401(a) of the Internal Revenue Code.

DIRECTORS

Background Information About Our Directors Continuing in Office

Each of our directors serves for a three year term. The terms of our Class I and Class III directors will continue following the meeting, and will expire in 2007 (Class III) and 2008 (Class I). Brief biographies of these directors, as of March 28, 2006, follow. You will find information about their holdings of common stock on page 21.

George G. Mueller Class III Director	Mr. Mueller co-founded Color Kinetics in 1997, has served as our Chairman since inception, and is currently our Founder Chairman. From 1997 until July 2005, Mr. Mueller served as our Chief Executive Officer and, from 1997 until September 2001, Mr. Mueller also served as our President. Mr. Mueller is named as an inventor on 26 U.S. and international patents relating to our technology. Mr. Mueller received dual undergraduate degrees in electrical and computer engineering and a minor in fine art from Carnegie Mellon University, and completed courses in the Graduate School of Industrial Administration. Mr. Mueller is 35.

Garo H. Armen Class III Director	Mr. Armen has served as a member of our Board of Directors since 1998. Mr. Armen co-founded Antigenics Inc. in 1994, and has served as its Chairman of the Board and Chief Executive Officer since inception. Mr. Armen also served as Antigenics’ President until 2002. Mr. Armen currently serves as a member of the board of directors of Elan Corporation, plc. Mr. Armen also served as Elan’s Chairman from July 2002 until 2004. Since 1990, Mr. Armen has also been the managing general partner of Armen Partners, L.P., an investment partnership. Mr. Armen received his Ph.D. in physical chemistry from the City University of New York. Mr. Armen is 53.

William K. O’Brien Class III Director	Mr. O’Brien has served as a member of our Board of Directors since November 2005. Mr. O’Brien served as a Director and Chief Executive Officer of Enterasys Networks, Inc. from April 2002 until February 2005, and as Executive Chairman from February 2005 until March 2006. Mr. O’Brien served as a director of Brocade Communication Systems, Inc. from August 2004 until January 2005. Prior to his service with Enterasys, Mr. O’Brien held several senior management positions in the United States and globally with PricewaterhouseCoopers. Mr. O’Brien is 61.

Noubar Afeyan Class I Director	Mr. Afeyan has served as a member of our Board of Directors since 1998. In 1999 Mr. Afeyan founded Flagship Ventures, a venture capital firm, where he has served as Managing Partner and, since 2002, as Chief Executive Officer. Mr. Afeyan is also a Senior Lecturer at the Massachusetts Institute of Technology’s Sloan School of Management and the Biological Engineering Division. Mr. Afeyan is a director of Antigenics, Inc. Mr. Afeyan received a B.S. in chemical engineering from McGill University and a Ph.D. in biochemical engineering from the Massachusetts Institute of Technology. Mr. Afeyan is 43.

Michael Hawley Class I Director	Mr. Hawley has served as a member of our Board of Directors since 1998. Mr. Hawley is a director of Eastman Kodak Company. Mr. Hawley was Director of Special Projects at MIT until 2005 and visiting Director of the FedEx Institute of Technology at the University of Memphis in 2006. Mr. Hawley served as The Alex W. Dreyfoos Assistant Professor of Media Technology at the Massachusetts Institute of Technology Media Lab from 1993 to 2003. Mr. Hawley holds a B.S./B.A. degree in music and computer science from Yale University and received a Ph.D. in Media Technology from the Massachusetts Institute of Technology. Mr. Hawley is 44.

James F. O’Connor Class I Director	Mr. O’Connor has served as a member of our Board of Directors since June 2004. Since 1998, Mr. O’Connor has been a Managing Director and Chief Executive Officer of The Chartwell Company, a merchant and investment banking firm. Mr. O’Connor is a certified public accountant. Mr. O’Connor received a B.S. from Boston College and was a Rotary International Foundation Fellow at the Swiss School of Economics. Mr. O’Connor is 65.

Independent Directors

A majority of our directors qualify as independent directors under the rules of The Nasdaq Stock Market. Our Board of Directors has determined that our independent directors are Ms. Allison, Mr. Abele, Mr. Afeyan, Mr. Armen, Mr. Hawley, Mr. O’Brien and Mr. O’Connor. On a regular basis, generally after each regularly scheduled meeting of the Board of Directors, the independent directors meet in sessions at which only the independent directors are present.

Meetings and Committees of the Board of Directors

Our Board of Directors met in person or by telephone seven times and acted by unanimous written consent four times during the year ended December 31, 2005. During the year ended December 31, 2005, each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served (in each case including only those meetings held during the period for which such person was a director or committee member).

Policy Regarding Board Attendance

Our directors are expected to attend meetings of the Board and meetings of committees on which they serve. Our directors are expected to spend the time needed at each meeting and to meet as frequently as necessary to properly discharge their responsibilities. We encourage members of our Board of Directors to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so. Last year, four of the seven individuals then serving as directors attended the annual meeting in person.

Board Committees

Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. All members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meet the applicable independence requirements of The Nasdaq Stock Market for the committees on which they serve. Our Board of Directors has adopted written charters for each of these committees. Copies of each of these charters are posted on the “Corporate” — “Investor Info” — “Corporate Governance” section of our website at www.colorkinetics.com.

The membership of each committee of our Board is as follows:

Audit Committee:	Nominating and Corporate Governance Committee:	Compensation Committee:
James F. O’Connor, Chair	Michael Hawley, Chair	Noubar B. Afeyan, Chair
Elisabeth Allison	Elisabeth Allison	Garo H. Armen
William K. O’Brien

Audit Committee

The current members of our Audit Committee are Mr. O’Connor, Chair, Ms. Allison, and Mr. O’Brien. The Audit Committee met seven times during the year ended December 31, 2005. We believe that each of the members of the Audit Committee is financially sophisticated and is able to read and understand our consolidated financial statements. Our Board of Directors has determined that James F. O’Connor is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K. The Audit Committee assists our Board of Directors in its oversight of:

•	a review of the adequacy of our internal controls, policies and procedures;

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements, including all quarterly and annual reports on Form 10-Q and Form 10-K;

•	the independent auditors’ qualifications and independence; and

•	the performance of our independent auditors.

The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of our independent auditors, Deloitte & Touche LLP. The Audit Committee has established policies and procedures that require pre-approval by the Committee of all audit services and all permissible non-audit services provided by our independent auditors. Our Board of Directors has adopted a charter for the Audit Committee which is posted on the “Corporate” — “Investor Info” — “Corporate Governance” section of our website at www.colorkinetics.com.

Our Audit Committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. These procedures are set forth in our Code of Ethics which is posted on the “Corporate” — “Investor Info” — “Corporate Governance” section of our website at www.colorkinetics.com.

Nominating and Corporate Governance Committee

The current members of our Nominating and Corporate Governance Committee are Mr. Hawley, Chair, and Ms. Allison. Our Nominating and Corporate Governance Committee met four times and acted by unanimous written consent one time during the year ended December 31, 2005. The Nominating and Corporate Governance Committee is responsible for:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election to the Board;

•	developing and recommending to the Board corporate governance principles; and

•	overseeing a periodic self-evaluation of the Board.

Our Board of Directors has adopted a charter for the Nominating and Corporate Governance Committee which is posted on the “Corporate” — “Investor Info” — “Corporate Governance” section of our website at www.colorkinetics.com.

Director Candidates and Selection Process

The Nominating and Corporate Governance Committee, in consultation with our Chief Executive Officer and Chairman of the Board, identifies and reviews candidates to fill open positions on the Board, including positions arising as a result of the removal, resignation or retirement of any director, an increase in the size of the Board or otherwise, and recommends to our full Board candidates for nomination for election to the Board. In recommending new directors, the committee considers any requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience and specific area of expertise, factors relating to the composition of the Board (including its size and structure), principles of diversity, and such other factors as the committee deems to be appropriate. In 2005 the Nominating and Corporate Governance Committee nominated for election to the Board, and the Board of Directors elected to the Board, Mr. Abele and Mr. O’Brien.

The committee reviews from time to time the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, sales, financial reporting and other areas that contribute to an effective Board.

Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominating and Governance Committee, c/o Secretary, Color Kinetics Incorporated, 10 Milk Street, Suite 1100, Boston, Massachusetts 02108. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Any recommendation of a potential director nominee should also include a statement signed by the proposed nominee expressing a willingness to serve on our Board if elected. As part of this responsibility, the committee is responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board and such candidate’s compliance with the independence and other qualification requirements established by the committee or imposed by applicable law or listing standards.

Compensation Committee

The current members of our Compensation Committee are Mr. Afeyan, Chair, and Mr. Armen. The Compensation Committee met five times and acted by unanimous written consent one time during the year ended December 31, 2005. The Compensation Committee is responsible for:

•	determining or making recommendations to the Board of Directors regarding the compensation and benefits of our executive officers;

•	reviewing and making recommendations to the Board of Directors regarding employee compensation and benefit plans and programs; and

•	administering the 1998 Stock Incentive Plan, the 2004 Plan and the 2004 Employee Stock Purchase Plan.

Our Board of Directors adopted a charter for the Compensation Committee which is posted on the “Corporate” — “Investor Info” — “Corporate Governance” section of our website at www.colorkinetics.com.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during the year ended December 31, 2005 has ever been one of our employees. No member of our Board of Directors or our Compensation Committee

serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Communications with our Board of Directors

The Nominating and Governance Committee of our Board has established the following process for stockholders to communicate with the Board. Stockholders wishing to communicate with our Board should send correspondence to the attention of Chairperson of the Nominating and Corporate Governance Committee, c/o Color Kinetics Incorporated, 10 Milk Street, Suite 1100, Boston, Massachusetts 02108, and should include with the correspondence evidence that the sender of the communication is one of our stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. The Chairperson of the Nominating and Corporate Governance Committee will review all correspondence confirmed to be from stockholders and decide whether or not to forward the correspondence or a summary of the correspondence to the Board or a committee of the Board. The Chairperson of the Nominating and Corporate Governance Committee will review all stockholder correspondence, but the decision to relay that correspondence to the Board or a committee will rest entirely within his or her discretion. Our Board believes that this process will suffice to handle the relatively low volume of communications we have historically received from our stockholders. If the volume of communications increases such that this process becomes burdensome to the Chairperson of the Nominating and Corporate Governance Committee, our Board may elect to adopt more elaborate screening procedures.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors and employees, including our chief executive officer, chief financial officer and other executive officers. Our Code of Ethics includes provisions covering conflicts of interest, business gifts and entertainment, outside activities, compliance with laws and regulations, insider trading practices, antitrust laws, payments to government personnel, bribes or kickbacks, corporate record keeping, accounting records, the reporting of illegal or unethical behavior and the reporting of accounting concerns. Any waiver of any provision of the Code of Ethics granted to an executive officer or director may only be made by the Board of Directors. The Code of Ethics is posted on the “Corporate” — “Investor Info” — “Corporate Governance” section of our website at www.colorkinetics.com.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

We reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and of any committees on which they serve. Each non-employee director receives an annual retainer of $20,000 payable in equal quarterly installments. The Chairman of our Nominating and Corporate Governance Committee receives an additional annual retainer of $3,000 and the other members of the Nominating and Corporate Governance Committee each receive an additional annual retainer of $2,000. The Chairman of our Audit Committee receives an additional annual retainer of $10,000 and the other members of the Audit Committee each receive an additional annual retainer of $6,000. The Chairman of our Compensation Committee receives an additional annual retainer of $5,000 and the other members of the Compensation Committee each receive an additional annual retainer of $3,000. Beginning with the second quarter of 2005, in lieu of cash payment, our non-employee directors may elect to receive any quarterly installment of any of these annual retainers payable in shares of our common stock issued under the 2004 Plan. Beginning with fiscal year 2006, our non-employee directors may also elect to defer cash compensation under the 2005 Directors’ Deferred Compensation Plan.

Our non-employee directors are eligible to receive automatic grants of stock options under our 2004 Plan. Each non-employee director receives an option to purchase 7,500 shares of our common stock on the date of each annual meeting of our stockholders. These options vest in quarterly installments over three years from the date of grant. In addition, upon each non-employee director’s election to the Board he or she is granted an option to purchase 25,000 shares of our common stock. These options vest in quarterly installments over three years from the date of grant. The exercise price per share of each option grant is equal to the closing price of our common stock on the date of such grant, as reported by The Nasdaq Stock Market. In accordance with the foregoing provisions, during the year ended December 31, 2005 we granted an option to Mr. Abele to purchase 25,000 shares at an exercise price of $11.32 per share and an option to Mr. O’Brien to purchase 25,000 shares at an exercise price of $16.25 per share. In addition, Mr. Afeyan, Mr. Hawley and Mr. O’Connor were each granted an option to purchase 7,500 shares at an exercise price of $11.61 and Ms. Allison, Mr. Abele, and Mr. Armen were each granted an option to purchase 7,500 shares at an exercise price of $10.98. All option grants to directors and executive officers from and after October 25, 2005 fully vest upon a change of control of Color Kinetics (for a definition of “change of control”, please see page 6). The option grant to Mr. O’Brien described above was made after October 25, 2005.

Directors who are our employees are not entitled to receive any separate compensation for serving as directors.

On July 27, 2005, our Board of Directors adopted the 2005 Directors Deferred Compensation Plan (the “2005 Deferred Compensation Plan”). Our non-employee directors are eligible to participate in the 2005 Deferred Compensation Plan, effective January 1, 2006. A participant in the 2005 Deferred Compensation Plan may defer all or part of the cash compensation he or she receives for service as one of our directors. Cash deferred under the 2005 Deferred Compensation Plan may be deposited into a cash account, where it bears interest calculated according to the terms of the 2005 Deferred Compensation Plan, or a stock account, which will entitle the participant to receive, at the time of distribution, a number of shares of our common stock equal to the amount of deferred compensation divided by the share price applicable at the time of the election. Shares issued pursuant to the provisions of our 2005 Deferred Compensation Plan are deemed to be issued under our 2004 Plan as shares of unrestricted stock. A total of 75,000 shares of our common stock (which number is subject to adjustment in the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or similar capital change) issuable under our 2004 Plan have been reserved for the purpose of issuance at the time of distribution of any of the stock accounts established under the 2005 Deferred Compensation Plan. Distribution of the deferred compensation begins at the date chosen by the participant, subject to the restriction that, if the participant does not choose to begin distribution in the calendar year after the participant ceases to serve as one of our directors, the distribution may begin no earlier than three years following the year during which the applicable compensation was withheld. The 2005 Deferred Compensation Plan provides for the deferred compensation to be distributed in a lump sum or in annual installments, as elected by the participant, over a period not to exceed five years. The administrator of the 2005 Deferred Compensation Plan may permit an early distribution of any or all of a participants’ cash account in the event of an unforeseeable financial emergency of the participant, as defined in the 2005 Deferred Compensation Plan.

Compensation of Executive Officers

Summary Compensation Table

The following table summarizes the annual and long-term compensation that we paid for the past three fiscal years to George G. Mueller, who served as our Chief Executive Officer through June 2005, William J. Sims, who has served as our Chief Executive Officer since July 2005 (and as our President and Chief Operating Officer since September 2001), and each of our executive officers (other than Messrs. Mueller and Sims) as of December 31, 2005.

Summary Compensation Table

						Long-Term
						Compensation Awards
		Annual Compensation				Restricted	Securities
				Other Annual		Stock	Underlying	All Other
Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Compensation		Awards ($)	Options (#)	Compensation ($)

George G. Mueller	2005	$233,400	$114,950	—		—	—	$6,300	(1)
Founder Chairman	2004	200,000	105,000	—		—	100,000	—
	2003	175,000	89,429	—		—	—	—
William J. Sims	2005	350,000	231,475	—		—	125,000	6,630	(2)
President and Chief	2004	300,000	210,000	14,451	(3)	—	175,000	275	(4)
Executive Officer	2003	300,000	204,000	31,198	(5)	—	—	—
Ihor A. Lys, Ph.D.	2005	200,000	49,475	—		—	—	6,000	(1)
Chief Scientist	2004	170,000	42,200	—		—	50,000	—
	2003	140,000	72,100	—		—	—	—
David K. Johnson	2005	175,000	88,681	—		—	30,000	5,250	(1)
Senior Vice President and	2004	155,000	66,030	—		—	70,000	—
Chief Financial Officer	2003	145,000	58,870	—		—	—	—

(1)	Represents payments made under the executive’s 401(k) Plan.

(2)	Represents a $6,300 payment made under Mr. Sims’ 401(k) Plan and a $330 payment of the insurance premium for a term life insurance policy for the benefit of Mr. Sims.

(3)	Represents final reimbursement of Mr. Sims’ housing and travel expenses pursuant to an arrangement that ended in the first quarter of 2004.

(4)	Represents payment of insurance premium for a term life insurance policy for the benefit of Mr. Sims.

(5)	Represents payment of $24,757 to Mr. Sims as reimbursement for his housing and travel expenses, and $6,441 paid to Mr. Sims to defray the cost of an apartment rental during the first quarter of 2003, pursuant to the arrangement described above in footnote 3.

Option Grants in 2005

The following table sets forth information regarding the options that we granted to the persons named in the Summary Compensation Table during the year ended December 31, 2005.

Option Grants in Last Fiscal Year

						Potential Realizable Value
						at Assumed Annual Rate of
	Individual Grants					Stock Price Appreciation for
			% of Total Options	Exercise Price		Option Term(3)
Name	# of Shares		Granted(1)	per Share(2)	Expiration Date	5% ($)	10% ($)

William J. Sims	125,000	(4)	15.4%	$14.23	10/25/2015	$1,118,646	$2,834,869
David K. Johnson	30,000	(4)	3.7	16.45	12/15/2015	310,360	786,512

(1)	Percentages are calculated based on a total of 809,500 options granted in the year ended December 31, 2005.

(2)	All options were granted at fair market value, which was determined by the Compensation Committee to be the closing price of our common stock on the date of grant, as reported by The Nasdaq Stock Market.

(3)	The amounts shown represent hypothetical values that could be achieved for the respective options if exercised at the end of their option terms. These gains are based on assumed rates of stock appreciation of five percent and ten percent, compounded annually from the date the respective options were granted to the date of their expiration. The gains shown are net of the option price, but do not include deductions for taxes or other expenses that may be associated with the exercise. Actual gains, if any, on stock option exercises will depend on future performance of the common stock, the optionholders’ continued employment through the option period, and the date on which the options are exercised.

(4)	All option grants to directors and executive officers from and after October 25, 2005 fully vest upon a change of control of Color Kinetics (for a definition of “change of control”, please see page 6). Each of these grants was made on or after October 25, 2005.

Aggregated Option Exercises in 2005 and Option Values at December 31, 2005

The following table sets forth information as to options exercised during the year ended December 31, 2005, and unexercised options held at the end of such fiscal year, by the persons named in the Summary Compensation Table.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
	Shares	Value	Underlying Unexercised		In-the-Money Options
	Acquired on	Realized	Options at Fiscal Year-End		at Fiscal Year-End ($)(2)
Name	Exercise (#)	($)(1)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

George G. Mueller	50,000	$338,396	100,000	75,000	$704,250	—
William J. Sims	65,000	792,868	227,187	257,813	2,094,849	$512,051
Ihor A. Lys, Ph.D.	—	—	62,500	37,500	469,500	—
David K. Johnson	—	—	129,250	85,000	1,260,138	153,900

(1)	The values in this column are based on the last reported sale prices of the common stock on the respective dates of exercise as reported by The Nasdaq Stock Market, less the respective option exercise prices.

(2)	The closing sale price for the common stock as reported by The Nasdaq Stock Market on December 30, 2005 was $14.39. Value is calculated on the basis of the difference between the option exercise price and $14.39, multiplied by the number of shares of common stock underlying the option.

Equity Compensation Plans

The equity compensation plans approved by our stockholders as of December 31, 2005 were our 1998 Incentive and Non-Statutory Stock Option Plan, our 2004 Plan and our 2004 Employee Stock Purchase Plan. All shares issued pursuant to the provisions of our 2005 Deferred Compensation Plan are deemed to be issued under our 2004 Plan as shares of unrestricted stock. We maintain no equity compensation plan that has not been approved by our stockholders.

The following table provides information as of December 31, 2005 regarding securities authorized for issuance under our equity compensation plans and under certain individual compensation arrangements not approved by our stockholders.

Equity Compensation Plan Information

				Number of Shares Remaining
	Number of Shares to be		Weighted-Average	Available for Future Issuance
	Issued Upon Exercise of		Exercise Price of	Under Equity Compensation
	Outstanding Options,		Outstanding Options,	Plans (Excluding Shares
Plan Category	Warrants and Rights(1)		Warrants and Rights	Reflected in Column (a))(2)
	(a)		(b)	(c)

Equity compensation plans approved by stockholders	2,576,310		$9.385	548,076
Equity compensation plans not approved by stockholders (3)	553,089	(4)	2.540	—

Total	3,129,399		$8.175	548,076

(1)	Consists of outstanding options to purchase 1,311,885 shares under the Color Kinetics Incorporated 1998 Incentive and Non-Statutory Stock Option Plan, outstanding options to purchase 1,264,425 shares under the 2004 Plan, and 553,089 shares issuable upon exercise of outstanding warrants.

(2)	Consists of 379,593 shares available for grant under the 2004 Plan, including 75,000 shares issuable pursuant to the provisions of our 2005 Deferred Compensation Plan, and 168,483 shares available for issuance under the Color Kinetics Incorporated 2004 Employee Stock Purchase Plan. Our 2004 Plan provides for grants of incentive stock options and nonstatutory stock options as well as awards of restricted stock, unrestricted stock, performance share awards and stock appreciation rights. Also, our 2004 Plan contains a provision that automatically increases the number of shares available for issuance under the 2004 Plan by an additional 150,000 shares of our common stock, or such lesser number of shares as is determined by our Board of Directors, on each of the first five anniversaries of the date of adoption of the 2004 Plan, such that the maximum number of shares issuable under the plan is 2,250,000 shares. In accordance with this provision, on June 25, 2005, the first anniversary of the adoption of the 2004 Plan, the number of shares authorized for issuance under the 2004 Plan automatically increased by 150,000 shares. In addition, our 2004 Employee Stock Purchase Plan contains a provision that automatically increases the number of shares available for issuance under the 2004 Employee Stock Purchase Plan by an additional 50,000 shares of our common stock, or such lesser number of shares as is determined by our Board of Directors, on each of the first five anniversaries of the date of adoption of the 2004 Employee Stock Purchase Plan, such that the maximum number of shares issuable under the 2004 Employee Stock Purchase Plan is 400,000. In accordance with this provision, on June 25, 2005, the first anniversary of the adoption of the 2004 Employee Stock Purchase Plan, the number of shares authorized for issuance under the 2004 Employee Stock Purchase Plan automatically increased by 50,000 shares to 200,000 shares.

(3)	Consists of individual compensation arrangements in the form of transferable warrants issued to our directors Noubar B. Afeyan and Garo H. Armen on November 4, 1998 as compensation for consulting services.

(4)	Giving effect to partial transfers of the warrants by Messrs. Afeyan and Armen to persons unaffiliated with Color Kinetics and to subsequent exercises by such transferees, the number of shares currently issuable under these warrants is as follows:

Warrant Holder	Exercise Price	Number of Shares

Noubar B. Afeyan	$2.98	70,075
	$2.38	191,595
Transferee of Mr. Afeyan	$2.98	4,500
	$2.38	13,500
Garo H. Armen	$2.98	69,681
	$2.38	191,864
Transferee of Mr. Armen	$2.98	3,206
	$2.38	8,668

Each of the above warrants became fully vested on November 4, 2000 and will expire on November 4, 2008.

Compensatory Agreements and Arrangements

In September 2001, we entered into a written agreement with William J. Sims pursuant to which he would serve as our President and Chief Operating Officer at an initial monthly salary of $25,000. The agreement also makes Mr. Sims eligible to receive an annual bonus of $200,000 based upon his individual performance and our success at meeting our annual operating objectives. Mr. Sims’ 2005 compensation is disclosed in “Compensation of Executive Officers” beginning on page 15. This agreement also provides Mr. Sims a life insurance benefit in the amount of $500,000. Under the agreement, Mr. Sims is entitled to participate in any employee benefit plan that we may offer. We are entitled to terminate our employment of Mr. Sims at any time.

In September 2001, we also entered into a severance agreement with Mr. Sims. Under this severance agreement, we are obligated to pay Mr. Sims severance payments in equal monthly installments for twelve months from the date of termination of his employment in an amount equal to his monthly base salary rate in effect immediately prior to the termination plus any COBRA premium payments, provided that Mr. Sims continues to satisfy all of his post-termination obligations, including any noncompetition, non-disclosure and non-solicitation obligations. We are obligated to make such severance payments only if Mr. Sims’s employment is terminated for any reason other than:

•	the death or disability of Mr. Sims;

•	for cause, which means any act of willful or gross insubordination, the commission of any act of disloyalty, gross negligence, dishonesty or breach of fiduciary duty, the material breach of any term of the severance agreement or any agreement with us, the commission of any crime or any act of fraud or embezzlement or misappropriation of any of our money or other assets or property, the disregard of, or the failure to follow our rules or policies or the commission of any other action that injures us, the commission of acts that would generate adverse publicity toward us, the conviction of a felony and any attempt by Mr. Sims to secure any improper personal profit in connection with our business;

•	Mr. Sims resigns other than for good reason, which means our failure to cure a material breach by us of any agreement with Mr. Sims within thirty days of receiving written notice of such breach, any material reduction in Mr. Sims’s authority or assigned responsibilities and any material reduction in base salary or targeted annual bonus opportunity; or

•	we cease operations for over one week.

In 2001, we entered into a severance agreement with each of George G. Mueller, our Founder Chairman and former Chief Executive Officer; Ihor A. Lys, our Chief Scientist; and David K. Johnson, our Senior Vice President and Chief Financial Officer.

Under each of these severance agreements, we are obligated to pay the employee severance payments in equal monthly installments for four months from the date of termination of the employee’s employment in an amount equal to the employee’s monthly base salary rate in effect immediately prior to the termination, provided that the employee continues to satisfy all of his respective post-termination obligations, including any non-competition, non-disclosure and non-solicitation obligations. We are obligated to make such severance payments only if the employee’s employment is terminated for any reason other than:

•	the death or disability of the employee;

•	for cause, which means the failure or refusal by the employee to render services to us, the failure of the employee to perform adequately the duties of employment, the commission of any act of disloyalty, gross negligence, dishonesty or breach of fiduciary duty, the breach of any term of the severance agreement or any agreement with us, the commission of any crime or any act of fraud or embezzlement or misappropriation of any of our money or other assets or property, the disregard of, or the failure to follow our rules or policies or the commission of any other action that injures us, the commission of acts that would generate adverse publicity toward us, the conviction of a felony and any attempt by the employee to secure any improper personal profit in connection with our business;

•	the employee resigns; or

•	we cease operations for over one week.

Compensation Committee Report

The following is a report of the Compensation Committee describing the compensation policies and rationales that the Compensation Committee used to determine the compensation paid to our executive officers for the year ended December 31, 2005.

The purpose of the Compensation Committee is to assist our Board of Directors in discharging its responsibilities relating to compensation of our directors and executive officers and related matters and to review and make recommendations to the Board regarding employee compensation and benefit plans and programs generally. In addition, the Compensation Committee is responsible for administering Color Kinetics’ equity compensation programs, including our 1998 Incentive and Non-Statutory Stock Option Plan, our 2004 Plan and our 2004 Employee Stock Purchase Plan. The Compensation Committee also performs other duties that the Board of Directors periodically assigns to it.

The Compensation Committee seeks to achieve three broad goals in connection with our executive compensation programs and decisions regarding individual compensation:

•	structuring executive compensation programs in a manner that will enable Color Kinetics to attract and retain key executives;

•	rewarding executives for Color Kinetics’ achievement of top line revenue and pre-tax income goals, in order to create a performance-oriented environment; and

•	providing executives with an equity interest in Color Kinetics so as to link a significant element of their compensation to the performance of the common stock.

Color Kinetics’ executive compensation program generally consists of three elements: base salary, annual cash bonus, and a stock-based equity incentive in the form of participation in our stock option plans. The executive officers are also eligible to participate in other employee benefit plans, including health and life insurance plans and a 401(k) retirement plan, on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or on the benefits that may be payable under these plans. In establishing base salaries for executives, the Compensation Committee monitors salaries at other companies, particularly those companies in the same industry and companies located in the same geographic areas as Color Kinetics. In addition, for each executive, the Compensation Committee considers historic salary levels, work responsibilities and base salary relative to other executives at Color Kinetics. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, Color Kinetics’ financial performance and each individual’s performance. In 2005 the Compensation Committee engaged a compensation consultant to benchmark market data for our CEO and Executive Officers, and used this data as a factor in determining compensation for such individuals.

Color Kinetics’ approach to the Chief Executive Officer’s compensation package in fiscal 2005 was to be competitive with other companies in our industry and to tie a large percentage of the Chief Executive Officer’s total compensation package to Color Kinetics’ financial performance.

Executive bonuses generally are considered and granted on an annual basis. Payment of each bonus installment is generally subject to the continued employment of the bonus recipient. Color Kinetics adopts a target bonus plan for executive officers shortly after the beginning of each year, with targets typically based on pre-tax income, top line revenue for the year and/or individual goals and objectives established for an executive in a given year. After Color Kinetics’ financial results for the year are available, the Compensation Committee evaluates the performance of the officers and determines the extent to which bonuses are to be paid from the target bonus plan. In accordance with these procedures, in early 2005 Color Kinetics adopted its 2005 target bonus plan. In early 2006, the Compensation Committee determined the extent to which bonuses would be paid to executive officers out of the 2005 target bonus plan. In 2006, the Compensation Committee approved a bonus of $114,950 for Mr. Mueller for the 2005 year which represented 98.5% of Mr. Mueller’s bonus target for 2005, and approved a bonus of $231,475 for Mr. Sims for the 2005 year which represented 98.5% of Mr. Sims’ bonus target for 2005.

Generally, Color Kinetics’ policy with respect to option grants to executive officers is to create a performance incentive for such officers by providing them the ability to acquire or increase a proprietary interest in Color Kinetics and its success. In determining the size of each stock option grant, the Compensation Committee emphasized the seniority, responsibilities and performance of the executive, as well as equity compensation arrangements at other companies and in the same geographic area. In 2005, the following options were granted to executive officers of Color Kinetics:

•	On October 25, 2005 we granted an option to purchase 125,000 shares of common stock to William J. Sims at an exercise price of $14.23 per share.

•	On December 15, 2005, we granted an option to purchase 30,000 shares of common stock to David K. Johnson at an exercise price of $16.45 per share.

Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In this regard, Color Kinetics has limited the number of shares subject to stock options that may be granted to Color Kinetics employees in a manner that complies with the performance-based requirements of Section 162(m). Based on the compensation awarded to Color Kinetics’ executive officers, it does not appear that the Section 162(m) limitation will have a significant impact on Color Kinetics in the near term. While the Compensation Committee does not currently intend to qualify its executive bonus awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on Color Kinetics.

Noubar B. Afeyan, Chair
Garo H. Armen

INFORMATION ABOUT COMMON STOCK OWNERSHIP AND PERFORMANCE

Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders

The following table provides information about the beneficial ownership of our common stock as of March 28, 2006, by:

•	each person or entity known by us to own beneficially more than five percent of our common stock;

•	each of the named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

In accordance with SEC rules, beneficial ownership includes any shares for which a person or entity has sole or shared voting power or investment power and any shares for which the person or entity has the right to acquire beneficial ownership within 60 days after March 28, 2006 through the exercise of any option, warrant or otherwise. Except as noted below, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. Percentage of beneficial ownership is based on 18,432,055 shares of common stock outstanding as of March 28, 2006. All shares included in the “Right to Acquire” column represent shares subject to outstanding stock options or warrants that are exercisable within 60 days after March 28, 2006, and, as noted in footnotes 10 and 11, shares of common stock issued in lieu of cash compensation to those of our non-employee directors who elected to receive compensation in stock. The address of our executive officers and directors is in care of Color Kinetics Incorporated, 10 Milk Street, Suite 1100, Boston, Massachusetts 02108.

	Number of				Total Shares
	Shares		Right to		Beneficially
Names and Addresses of Beneficial Holders	Owned		Acquire		Owned	Percent

Cree, Inc.	1,795,660	(1)	—		1,795,660	9.74%
4600 Silicon Drive Durham, North Carolina 27703-8475
FMR Corp.	1,561,400	(2)	—		1,561,400	8.47
82 Devonshire Street Boston, Massachusetts 02109
George G. Mueller	1,185,000		106,249	(3)	1,291,249	6.97
S.A.C. Capital Advisors, LLC	1,199,267	(4)	—		1,199,267	6.51
72 Cummings Point Road Stamford, Connecticut 06902
Royce & Associates, LLC	1,165,700	(5)	—		1,165,700	6.32
1414 Avenue of the Americas New York, New York 10019
Ihor Lys, Ph.D.	1,062,000		65,624		1,127,624	6.10
Garo Armen	314,423	(6)	307,795	(7)	622,218	3.32
Elisabeth Allison	524,996	(8)	46,250		571,246	3.09
Noubar B. Afeyan	83,062	(9)	307,920	(10)	390,982	2.09
William J. Sims	—		249,061		249,061	1.33
David K. Johnson	21,392		136,436		157,828	*
Michael Hawley	55,911		63,437		119,348	*
John Abele	14,192		11,077	(11)	25,269	*
James F. O’Connor	—		17,083		17,083	*
William O’Brien	450		4,483	(12)	4,933	*
All current directors and executive officers as a group (11 persons)	3,261,426		1,315,415		4,576,841	23.18

*	Less than one percent.

(1)	Based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on February 13, 2006.

(2)	Based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2006. The amended report states that:

•	FMR Corp. has beneficial ownership of all of the shares listed in the table, has no voting power with respect to all of the shares listed in the table and has sole dispositive power with respect to all of the shares listed in the table;

•	Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of all of the shares listed in the table as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940;

•	The ownership of one such investment company, Fidelity Growth Company Fund, amounts to 1,561,400 shares or 8.47% of the outstanding shares;

•	Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Fidelity funds each has sole power to dispose of all of the shares listed in the table;

•	Members of the family of Edward C. Johnson 3d, Chairman of FMR Corp., are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

•	Neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.

(3)	Does not include 17,081 shares issuable upon exercise of stock options accelerated pursuant to the April 11, 2006 agreement between us and Mr. Mueller, disclosed on Form 8-K.

(4)	Based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2006. The report states that:

•	The 13G was filed by: (i) S.A.C. Capital Advisors, LLC (“SAC Capital Advisors”) with respect to the shares listed in the table beneficially owned by S.A.C. Capital Associates, LLC (“SAC Capital Associates”) and S.A.C. MultiQuant, LLC (“SAC MultiQuant”); (ii) S.A.C. Capital Management, LLC (“SAC Capital Management”) with respect to the shares listed in the table beneficially owned by SAC Capital Associates and SAC MultiQuant; (iii) SAC Capital Associates with respect to the shares listed in the table beneficially owned by it; and (iv) Steven A. Cohen with respect to the shares listed in the table beneficially owned by SAC Capital Advisors, SAC Capital Management, SAC Capital Associates and SAC MultiQuant.

•	SAC Capital Associates has beneficial ownership of all of the shares listed in the table, has shared voting power with respect to all of the shares listed in the table and has shared dispositive power with respect to all of the shares listed in the table;

•	SAC Capital Management has beneficial ownership of all of the shares listed in the table, has shared voting power with respect to all of the shares listed in the table and has shared dispositive power with respect to all of the shares listed in the table;

•	SAC Capital Advisors has beneficial ownership of all of the shares listed in the table, has shared voting power with respect to all of the shares listed in the table and has shared dispositive power with respect to all of the shares listed in the table;

•	Steven A. Cohen has beneficial ownership of all of the shares listed in the table, has shared voting power with respect to all of the shares listed in the table and has shared dispositive power with respect to all of the shares listed in the table; and

•	SAC Capital Advisors, SAC Capital Management, and Mr. Cohen own directly no shares. Pursuant to investment agreements, each of SAC Capital Advisors and SAC Capital Management share all investment and voting power with respect to the securities held by SAC MultiQuant and SAC Capital Associates. Mr. Cohen controls both SAC Capital Advisors and SAC Capital Management. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, each of SAC Capital Advisors, SAC Capital Management and Mr. Cohen may be deemed to own beneficially all of the shares listed in the table. Each of SAC Capital Advisors, SAC Capital Management and Mr. Cohen disclaim beneficial ownership of any of the securities covered by this statement.

(5)	Based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on January 12, 2006. The report states that Royce & Associates, LLC has sole voting and dispositive power with respect to the shares listed in the table.

(6)	Includes 313,810 shares beneficially held by Armen Partners, L.P., of which Mr. Armen is the Managing General Partner. Mr. Armen disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein, if any.

(7)	Includes 261,545 shares issuable upon exercise of warrants held by Mr. Armen, and 46,250 shares issuable upon exercise of stock options held by Mr. Armen.

(8)	Includes 517,841 shares beneficially held by Graham T. Allison Jr., the spouse of Ms. Allison. Ms. Allison disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest therein, if any.

(9)	Does not include shares issuable to Mr. Afeyan under our 2005 Deferred Compensation Plan. As of March 28, 2006, 433 shares were issuable to Mr. Afeyan under the 2004 Plan pursuant to the provisions of the 2005 Deferred Compensation Plan.

(10)	Includes 261,670 shares issuable upon exercise of warrants held by Mr. Afeyan and 46,250 shares issuable upon exercise of options held by Mr. Afeyan.

(11)	Includes 244 shares of common stock issued under the 2004 Plan on April 3, 2006 in lieu of cash compensation and 10,833 shares issuable upon exercise of stock options held by Mr. Abele.

(12)	Includes 317 shares of common stock issued under the 2004 Plan on April 3, 2006 in lieu of cash compensation and 4,166 shares issuable upon exercise of stock options held by Mr. O’Brien.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to report to the Securities and Exchange Commission their stock ownership at the time they become an executive officer, director or ten-percent stockholder and any subsequent changes in ownership. These executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of these reports, we believe that all Section 16(a) reports applicable to our executive officers, directors and ten-percent shareholders during the fiscal year ended December 31, 2005 were filed on a timely basis, except that a Form 4 for Mr. Abele was filed on May 16, 2005 relating to a purchase of common stock by Mr. Abele on May 11, 2005 (the form should have been filed one business day prior) and a Form 4 for Mr. O’Brien was filed on November 28, 2005 relating to his stock option grant upon his acceptance to serve as a director (the form should have been filed one business day prior).

Performance Graph

The following graph compares the cumulative total return to stockholders of our common stock for the period from June 22, 2004 to December 31, 2005, to the cumulative total return of the Nasdaq Stock Market Index US and the RDG Technology Composite Index for the same period.

COMPARISON OF 18 MONTH CUMULATIVE TOTAL RETURN*
AMONG COLOR KINETICS INCORPORATED, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG TECHNOLOGY COMPOSITE INDEX

	Cumulative Total Return
	6/04	12/04	12/05
COLOR KINETICS INCORPORATED	100.00	176.68	144.62
NASDAQ STOCK MARKET (U.S.)	100.00	109.66	112.19
RDG TECHNOLOGY COMPOSITE	100.00	105.05	107.95

*	$100 invested on June 22, 2004 in stock or on May 31, 2004 in index-including reinvestment of dividends. Fiscal year ending December 31.

INFORMATION ABOUT OUR AUDIT COMMITTEE AND AUDITORS

Audit Committee Report

The following is a report of the Audit Committee describing the policies and procedures that it employed in reviewing Color Kinetics’ financial statements for the year ended December 31, 2005 and related matters.

In accordance with its written charter, the primary role of the Audit Committee is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to shareholders and others, the internal control systems and disclosure controls established by management and the Board, and the audit process and the independent auditors’ qualifications, independence and performance. The Audit Committee charter adopted by the Board of Directors, as amended, is posted on the “Corporate” — “Investor Info” — “Corporate Governance” section of Color Kinetics’ website at www.colorkinetics.com.

Management is responsible for the internal controls and preparation of Color Kinetics’ financial statements. Color Kinetics’ independent auditors, Deloitte & Touche LLP, are responsible for performing an audit of its consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion on the financial statements. The Audit Committee has met and held discussions with management and the independent auditors regarding Color Kinetics’ internal controls, financial reporting practices and audit process.

The Audit Committee has reviewed and discussed Color Kinetics’ audited consolidated financial statements for the fiscal year ended December 31, 2005 with management and the independent auditors. As part of this review, the Audit Committee discussed with Deloitte & Touche LLP the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Audit Committee has received from Deloitte & Touche LLP a written statement describing all relationships between Deloitte & Touche LLP and Color Kinetics that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee has discussed the written statement with the independent auditors, and has considered whether the independent auditors’ provision of consultation and other non-audit services to Color Kinetics is compatible with maintaining the auditors’ independence.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that Color Kinetics’ audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

James F. O’Connor, Chair
Elizabeth Allison
William O’Brien

Our Auditors

Deloitte & Touche LLP have been selected by the Audit Committee of the Board of Directors as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2006. Deloitte  & Touche LLP also served as our auditors in 2005. We expect that representatives of Deloitte & Touche LLP will attend the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following is a summary of the fees by our independent registered public accounting firm, Deloitte & Touche LLP, for the fiscal years ended December 31, 2005 and December 31, 2004:

	Fees
Fee Category	2005	2004

Audit Fees	$409,000	$622,470
Audit-Related Fees	—	—
Tax Fees	38,935	31,000
All Other Fees	—	—

Audit Fees.  Audit Fees represent fees for professional services performed by Deloitte & Touche LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements and related expenses. Audit fees during 2005 also include fees relating to compliance with Section 404 of the Sarbanes Oxley Act of 2002 amounting to approximately $256,000. Audit fees during 2004 also include fees in connection with our IPO of approximately $538,000, or 86% of the audit fees; a portion of such services corresponds to the audit of our 2003 financial statements.

Audit-Related Fees.  Audit-Related Fees would include fees for assurance and related services performed by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees.  Tax Fees represent fees for professional services performed by Deloitte & Touche LLP with respect to tax compliance, tax advice and tax planning and related expenses. These services include assistance with the preparation of federal, state, and foreign income tax returns.

All Other Fees.  All Other Fees would include fees for products and services provided by Deloitte & Touche LLP, other than those disclosed above.

Pre-Approval Policies and Procedures

At present, our Audit Committee approves each engagement for audit or non-audit services before we engage Deloitte & Touche LLP to provide those services. All audit and non-audit services require pre-approval by the Audit Committee.

Our Audit Committee’s pre-approval policies or procedures do not allow our management to engage Deloitte & Touche LLP to provide any specified services without Audit Committee preapproval of the engagement for those services. All of the services provided by Deloitte & Touche LLP for fiscal years 2005 and 2004 were pre-approved.

Whistleblower Procedures

Our Audit Committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our directors, officers and employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. These procedures are set forth in our Code of Ethics which is posted on the “Corporate” — “Investor Info” — “Corporate Governance” section of our website at www.colorkinetics.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Based on information contained on a Form 13G/A filed with the Securities and Exchange Commission on February 13, 2006 Cree, Inc. owns a total of 1,795,660 shares of our common stock, representing approximately 9.74% of our outstanding capital stock as of March 28, 2006. We purchased light emitting diodes from Cree for an aggregate amount of approximately $3.5 million during 2005. We believe the terms of our purchases from Cree were no less favorable to us than those we could have obtained from an unaffiliated party.

OTHER MATTERS

Other Business

Neither we nor our Board of Directors intends to propose any matters of business at the meeting other than those described in this proxy statement. Neither we nor our Board knows of any matters to be proposed by others at the meeting.

Stockholder Proposals for 2007 Annual Meeting

A stockholder who intends to present a proposal at the 2007 Annual Meeting of Stockholders for inclusion in our 2007 proxy statement must submit the proposal by December 19, 2006. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and must comply with certain procedures established by the Securities and Exchange Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to our Secretary at our address set forth on the notice of meeting appearing on the cover of this proxy statement.

In addition, in accordance with our By-Laws, a stockholder wishing to bring an item of business before the 2007 Annual Meeting of Stockholders must deliver notice of the item of business to us at our offices no later than March 1, 2007 even if the item is not to be included in our proxy statement.

APPENDIX A

COLOR KINETICS INCORPORATED

2004 STOCK INCENTIVE PLAN

As adopted on April 7, 2004 and as amended through February 8, 2006

SECTION 1.	General Purpose of the Plan; Definitions

The name of the plan is the Color Kinetics Incorporated 2004 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable officers and employees of, and other persons providing services to, Color Kinetics Incorporated (the “Company”) and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate. “Change of Control” shall have the meaning set forth in Section 15.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 17.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means any director who meets the independence requirement of NASDAQ Marketplace Rule 4200(a)(15).

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Performance Share Award” means an Award pursuant to Section 8.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Stock” means the common stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 9.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2.	Administration of Plan; Committee Authority to Select Participants and Determine Awards.

(a) Committee.  The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

(b) Powers of Committee.  The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3.	Shares Issuable under the Plan; Mergers; Substitution.

(a) Shares Issuable.  The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 2,500,000 shares which number shall increase on each of the first five (5) anniversaries of the effective date of this Plan by an amount, if any, equal to the lesser of: (i) 150,000 of shares of Stock or (ii) an amount determined by the Board. Notwithstanding the foregoing, the maximum cumulative number of shares of Stock with respect to which Awards may be granted under the Plan is 3,250,000 shares subject to adjustment upon changes in capitalization of the Company as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b) Limitation on Awards.  In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 500,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c) Stock Dividends, Mergers, etc.  In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

(d) Substitute Awards.  The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.	Eligibility.

Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

SECTION 5.	Stock Options.

The Committee may grant to Eligible Persons options to purchase stock.

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

Non-Statutory Stock Options shall automatically be granted to all Non-Employee Directors as follows:

(1) Each Non-Employee Director joining the Board after May 25, 2004 shall be granted, on the later to occur of such Non-Employee Director’s date of election to the Board or the effective date of the registration statement for the Company’s initial public offering of the Stock (the “IPO Effective Date”), an Option to purchase 25,000 shares of Stock at an exercise price per share equal to no less than the Fair Market Value of the Stock on the date of grant, such Option to vest over three years at the rate of 8.33% per quarter until fully vested.

(2) Following the IPO Effective Date, each Non-Employee Director shall be granted on the date of the Company’s annual meeting of stockholders, an Option to purchase 7,500 shares of Stock at an exercise price per share equal to no less than the Fair Market Value of the Stock on the date of grant, such options to vest over three years at the rate of 8.33% per quarter until fully vested.

The Committee may also grant additional Non-Statutory Stock Options to purchase a number of shares to be determined by the Committee in recognition of services provided by a Non-Employee Director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time (“Rule 16b-3”).

The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a) Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b) Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c) Exercisability; Rights of a Shareholder.  Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee, in its discretion, may accelerate the exercisability of all or any portion of any Stock Option only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the option holder, and (iii) a severance arrangement with a departing option holder. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise.  Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i) by delivery to the Company of shares of Common Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan (“mature shares”); such surrendered shares shall have a fair market value equal in amount to the exercise price of the Options being exercised; or

(ii) a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code; or

(iii) if the class of Common Stock is registered under the Securities Exchange Act of 1934 at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iv) by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of mature shares; or

(v) by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e) Non-transferability of Options.  Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f) Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g) Lockup Agreement.  Each Option shall provide that the optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 6.	Restricted Stock Awards.

(a) Nature of Restricted Stock Award.  The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b) Acceptance of Award.  A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c) Rights as a Shareholder.  Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d) Restrictions.  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e) Vesting of Restricted Stock.  The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Subject to Section 13, the Committee, in its discretion, may accelerate the exercisability of all or any portion of any Restricted Stock Award only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the Restricted Stock Award holder, and (iii) a severance arrangement with a departing Restricted Stock Award holder.

(f) Waiver, Deferral and Reinvestment of Dividends.  The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.	Unrestricted Stock Awards.

(a) Grant or Sale of Unrestricted Stock.  The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b) Restrictions on Transfers.  The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.	Performance Share Awards.

A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder.

SECTION 9.	Stock Appreciation Rights.

The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the “Request”), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

SECTION 10.	Termination of Stock Options and Stock Appreciation Rights.

(a) Incentive Stock Options:

(i) Termination by Death.  If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one hundred eighty (180) days (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii) Termination by Reason of Disability or Normal Retirement.

(A) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C) The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii) Termination for Cause.  If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv) Other Termination.  Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for thirty (30) days (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(b) Non-Statutory Stock Options and Stock Appreciation Rights.  Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11.	Tax Withholding.

(a) Payment by Participant.  Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b) Payment in Shares.  A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of mature shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c) Notice of Disqualifying Disposition.  Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 12.	Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.	Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.

This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 14.	Status of Plan.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15.	Change of Control Provisions.

(a) Upon the occurrence of a Change of Control as defined in this Section 15:

(i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii) the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii) each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 16.	General Provisions.

(a) No Distribution; Compliance with Legal Requirements.  The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates.  Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

SECTION 17.	Effective Date of Plan.

This Plan shall become effective upon its adoption by the Company’s Board of Directors. If the Plan shall not be approved by the shareholders of the Company within twelve months following its adoption, this Plan shall terminate and be of no further force or effect.

SECTION 18.	Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

* * *

ANNUAL MEETING OF STOCKHOLDERS OF
COLOR KINETICS INCORPORATED
May 24, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1:	Election of Directors — The following Directors have been nominated for re-election as Class II directors

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Elisabeth Allison John Abele
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	William J. Sims
☐	FOR ALL EXCEPT (See instructions below)	The Board of Directors recommends a vote “FOR” the election of all nominees for Director.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authoritiy, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted by this method.
☐

	FOR	AGAINST	ABSTAIN
Proposal 2: Approval of the amendment of the 2004 Stock Incentive Plan to increase the number of shares issuable under the plan.	☐	☐	☐
The Board of Directors recommends a vote “FOR” Proposal 2.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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☐	■
COLOR KINETICS INCORPORATED
10 Milk Street, Suite 1100
Boston, MA 02108
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints David K. Johnson and Peter D. Karol as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Color Kinetics Incorporated held of record by the undersigned on March 28, 2006, at the Annual Meeting of Stockholders to be held at the office of Foley Hoag LLP at Seaport World Trade Center West, 155 Seaport Boulevard, Boston, MA 02210, on May 24, 2006, at 10:00 a.m. local time, or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side)

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